Exhibit 10.1

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) dated as of March 3, 2011, is by and among Clayton Williams Energy, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower as Guarantors, the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders (or at least the required percentage thereof) amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders (or at least the required percentage thereof) have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto, hereby agree as follows:

SECTION 1.                      Amendments to the Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1                               Additional Definition.  Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definition in alphabetical order:

“First Amendment Effective Date” means March 3, 2011.

“Specified Period” has the meaning assigned to such term in Section 3.05.

1.2                               Mandatory Prepayment.  Section 2.11(d) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(d)                               In the event any Borrowing Base Deficiency occurs as a result of a reduction in the Borrowing Base pursuant to Section 3.05 upon an issuance of Senior Notes, the Borrower shall prepay the Loans (and cash collateralize any portion of such Borrowing Base Deficiency attributable to LC Exposure) with the Net Cash Proceeds received as a result of the issuance of such Senior Notes within one Business Day after receipt of such Net Cash Proceeds or the next Business Day after the end of the Specified Period, as applicable, to the extent necessary to eliminate such Borrowing Base Deficiency.

1.3                               Borrowing Base Reductions.  Section 3.05 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

Section 3.05. Additional Reductions in Borrowing Base.  Unless otherwise waived in writing by the Required Lenders, upon the issuance of any Senior Notes by any Credit Party pursuant to Section 7.01(g) (other than any Permitted Refinancing that extends, refinances, renews, replaces, defeases or refunds outstanding Senior Notes), the Borrowing Base then in effect shall automatically be reduced by the lesser of (a) $250 for each $1,000 in stated principal amount of such Senior Notes on the date such Senior Notes are issued (without regard to any initial issue discount) and (b) such other amount, if any, determined by the Required Lenders in their sole discretion prior to the issuance of such Senior Notes.  Notwithstanding the foregoing, (i) any reduction in the Borrowing Base required with respect to any issuance of Senior Notes during the period from and including the First Amendment Effective Date to but excluding September 1, 2011, shall be effective on September 1, 2011 (the “Specified Period”), unless otherwise waived by the Required Lenders, (ii) the amount of such reduction shall be determined based on the difference between the stated principal amount of Senior Notes outstanding on September 1, 2011, and the stated principal amount of Senior Notes outstanding on the day immediately preceding the First Amendment Effective Date and (iii) to the extent the stated principal amount of Senior Notes retired, redeemed, defeased, repurchased or prepaid (any such action, for purposes of this Section 3.05, a “redemption” or “redeemed”) during the Specified Period does not exceed the stated principal amount of Senior Notes outstanding on the day immediately preceding the First Amendment Effective Date, such Senior Notes shall be deemed to have been redeemed pursuant to a Permitted Refinancing.

1.4                               Indebtedness Under Senior Notes.  Section 7.01(g) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(g)                               subject to any adjustment of the Borrowing Base required under Section 3.05 and any mandatory prepayment required under Section 2.11(d), unsecured Indebtedness under the Senior Notes (and any Permitted Refinancing thereof), including any Indebtedness constituting Guarantees thereof by the Borrower or any Restricted Subsidiary, in an aggregate principal amount not to exceed at any time (i) during the Specified Period, $625,000,000 and (ii) from and after September 1, 2011, $475,000,000; provided that at the time of and immediately after giving effect to each issuance of Senior Notes (and any Permitted Refinancing thereof), no Default shall have occurred and be continuing;

SECTION 2.                      Conditions.  The amendments to the Credit Agreement set forth in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1                               Execution and Delivery.  The Borrower, each Guarantor and the Required Lenders shall have executed and delivered this Amendment and any other documents requested by the Administrative Agent prior to the date hereof, all in form and substance satisfactory to the Administrative Agent.

2.2                               No Default.  No Default shall have occurred and be continuing.

2.3                               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3.                      Representations and Warranties of the Borrower.  To induce the Required Lenders to enter into this Amendment, the Borrower hereby represent and warrant to the Required Lenders as follows:

3.1                               Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of the Borrower or any Guarantor contained in the Credit Agreement or in any of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

3.2                               Corporate Authority; No Conflicts.  The execution, delivery and performance by the Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon the Borrower or any Guarantor or result in the creation or imposition of any Lien upon any of the assets of the Borrower or any Guarantor except as otherwise permitted in the Credit Agreement.

3.3                               Enforceability.  This Amendment constitutes the valid and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

3.4                               Outstanding Senior Notes.  As of the day immediately preceding the date hereof, the stated principal amount of all outstanding Senior Notes is $225,000,000.

SECTION 4.                      Miscellaneous.

4.1                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Credit Party hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Credit Agreement and the other Loan Documents to which it is a party or, except as expressly provided herein, the Liens granted by it securing the payment and performance thereof.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.  Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

4.2                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3                               Legal Expenses.  The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until the Borrower, the Guarantors, the Lenders (or at least the requisite percentage thereof), and the Administrative Agent have executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7                               Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

ACCEPTED AND AGREED TO:

BORROWER:

CLAYTON WILLIAMS ENERGY, INC.
a Delaware corporation

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

GUARANTORS:

SOUTHWEST ROYALTIES, INC.
a Delaware corporation

By:	/s/ Mel G. Riggs
Mel G. Riggs, Vice President

WARRIOR GAS CO.
a Texas corporation

By:	/s/ Mel G. Riggs
Mel G. Riggs, Vice President

CWEI ACQUISITIONS, INC.
a Delaware corporation

By:	/s/ Mel G. Riggs
Mel G. Riggs, Vice President

ROMERE PASS ACQUISITION L.L.C.
a Delaware limited liability company

By:	/s/ Mel G. Riggs
Mel G. Riggs, Vice President

CWEI ROMERE PASS ACQUISITION CORP.
a Delaware corporation

By:	/s/ Mel G. Riggs
Mel G. Riggs, Vice President

BLUE HEEL COMPANY
a Delaware corporation

By:	/s/ Mel G. Riggs
Mel G. Riggs, Vice President

TEX-HAL PARTNERS, INC.
a Delaware corporation

By:	/s/ Mel G. Riggs
Mel G. Riggs, Vice President

DESTA DRILLING GP, LLC
a Texas limited liability company

By:	/s/ Mel G. Riggs
Mel G. Riggs, Manager

DESTA DRILLING, L.P.
a Texas limited partnership

By:	Desta Drilling GP, LLC, its general partner

By:	/s/ Mel G. Riggs
Mel G. Riggs, Manager

WEST COAST ENERGY PROPERTIES GP, LLC
a Texas limited liability company

By:	/s/ Mel G. Riggs
Mel G. Riggs, Manager

CLAJON INDUSTRIAL GAS, INC.
a Texas corporation

By:	/s/ Mel G. Riggs
Mel G. Riggs, Vice President

CLAYTON WILLIAMS PIPELINE CORPORATION
a Delaware corporation

By:	/s/ Mel G. Riggs
Mel G. Riggs, Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Mark E. Olson
	Name:	Mark E. Olson
	Title:	Authorized Officer

BANK OF SCOTLAND plc,
as Syndication Agent and a Lender

By:	/s/ Karen Welch
	Name:	Karen Weich
	Title:	Vice President

BNP PARIBAS,
as Co-Documentation Agent and a Lender

By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Director

NATIXIS (formerly Natexis Banques Populaires), as a Lender

By:	/s/ Liana Tchernysheva
Liana Tchernysheva
Managing Director

By:	/s/ Louis P. Laville, III
Louis P. Laville, III
Managing Director

COMPASS BANK,
as a Lender

By:	/s/ Dorothy Marchand
	Name:	Dorothy Marchand
	Title:	Senior Vice President

THE FROST NATIONAL BANK,
as a Lender

By:	/s/ Stewart Alcorn
	Name:	Stewart Alcorn
	Title:	Market President

BOKF, N.A. dba BANK OF TEXAS
fka BANK OF TEXAS, N.A.,
as a Lender

By:	/s/ J. Michael Delbridge
	Name:	J. Michael Delbridge
	Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Morris
	Name:	David Morris
	Title:	Vice President

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Iria R. Otsa
	Name:	Iria R. Otsa
	Title:	Associate Director

THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By:	RBS Securities Inc., as agent

By:	/s/ David Slye
	Name:	David Slye
	Title:	Director

SOCIETE GENERALE,
as a Lender

By:	/s/ Scott A. Mackey
	Name:	Scott A. Mackey
	Title:	Director